TIAA-CREF LIFE FUNDS

SUPPLEMENT NO. 4

dated October 3, 2006

to the May 1, 2006 Statement of Additional Information (SAI)

Changes to the Board of Trustees

Effective October 1, 2006, Dr. Ahmed Zewail retired from the Board of Trustees of TIAA-CREF Life Funds (the “Fund”). Therefore, he should be removed from the list of trustees in the Fund’s SAI.

Additionally, effective September 19, 2006, Mr. Forrest Berkley was appointed to the Board of Trustees of the Fund. The following information should be added to the list of trustees in the Fund’s SAI.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Age: 52	Trustee	Indefinite Term. Trustee since 2006.	Retired. Partner (1990–2006) and Head of Global Product Management (2003–2006), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003-2005).	66	Director and former Chairman of the Investment Committee (2002–2004), Maine Community Foundation; Director and member of the Investment Committee, the Maine Coast Heritage Trust, the Gulf of Maine Research Institute and the Boston Athenaeum; and Investment Committee member, Carnegie Endowment for International Peace.

Mr. Berkley will serve as a member of the following Board committees: the Investment Committee and the Audit and Compliance Committee.

The following should be added to the table disclosing the trustees’ equity ownership in the Fund and the TIAA-CREF family of investment companies:

Name of Trustee	Dollar Range of Equity Securities in Fund (as of August 31, 2006)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (as of August 31, 2006)
Forrest Berkley	None	$0-$10,000

A11285

10/06